As filed with the Securities and Exchange Commission on April 29, 2016

Securities Act File No. 002-23727

Investment Company Act File No. 811-01311

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 85	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 46	☒

THE GAMCO MATHERS FUND

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq.	Michael R. Rosella, Esq.
The GAMCO Mathers Fund	Paul Hastings LLP
One Corporate Center	75 E. 55th Street
Rye, New York 10580-1422	New York, New York 10022

It is proposed that this filing will be effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on April pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on pursuant to paragraph (a)(1) or;
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The GAMCO Mathers Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

The

GAMCO

Mathers

Fund

Class	Ticker Symbol
AAA	MATRX

PROSPECTUS

April 29, 2016

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)		None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)		2.00%
Exchange Fee		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees		1.00%
Distribution (Rule 12b-1) Fees		0.25%
Other Expenses		3.59%
Dividends and Interest Expense from Short Sales	2.23%
All Other Expenses	1.38%

Total Annual Fund Operating Expenses		4.84%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$484	$1,455	$2,430	$4,879

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

The Fund pursues its objective by using the following principal strategies:

•	investing primarily in common stocks, selected for their appreciation potential
•	investing in certain event driven situations such as announced mergers, acquisitions, and reorganizations (“arbitrage”)
•

engaging, within prescribed limits, in short sales of equity securities, including exchange-traded funds (“ETFs”), whereby the Fund borrows and sells a security it does not own in order to profit from the potential decline in the price of that security

•	varying its common stock exposure by hedging, primarily with the purchase or short sale of Standard & Poor’s 500 Index (“S&P 500 Index”) futures contracts
•	investing all or any portion of its assets in U.S. Treasury securities when the portfolio manager believes the risk of loss from investing in stocks is high

No minimum or maximum percentage of the Fund’s assets is required to be invested in any type of security or investment strategy.

GAMCO Asset Management, the Fund’s investment adviser (the “Adviser”), selects stocks using traditional fundamental analysis of both value and growth data, in conjunction with standard technical analysis. Fundamental analysis involves the use of various data including, but not limited to, price/earnings, price/revenues, price/book value, and price/dividend ratios, and various growth rate calculations for earnings, sales, and other data. Technical analysis includes, but is not limited to, the study of rates of change in stock price movement, volume trends, moving averages, relative strength, and overbought/oversold indicators. The stock selection process is not limited by the total market value of a company’s stock and, therefore, the Fund may invest in small, medium, or large capitalization issues.

The Fund may make short sales of equity securities, including exchange-traded funds (“ETFs”), in amounts of up to 90% of the value of the Fund’s net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. When the Fund sells a stock short, it is obligated to subsequently purchase that stock for delivery. The Fund will realize a gain if the stock purchase price is less than the price when it was sold short, and will realize a loss if the purchase price of the stock is greater than the price when it was sold short.

The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes and/or bonds when the Fund’s portfolio manager believes financial market conditions warrant such action and/or during periods when the Fund’s portfolio manager believes that the risk associated with owning equity securities is high due to various traditional stock market valuation benchmarks approaching the upper limits of their long-term historical ranges. At such times, which may continue for extended periods, the Fund’s equity exposure may represent a relatively low percentage of the Fund’s assets.

The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

The Adviser may sell a holding if its fundamentals change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

The Fund does not necessarily purchase or hold individual securities to qualify for long term capital gains treatment. As a result, turnover in the Fund’s portfolio may be very high, since investments may be held for very short time periods when the Fund’s portfolio manager believes further capital appreciation of those investments is unlikely or that a loss of capital may occur.

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Principal Risks

You may want to invest in the Fund if:

•	you seek long term growth of capital and are skeptical of a fully invested buy and hold equity investment strategy
•	you seek a portfolio that generally may be long and/or short individual stocks, and/or long U.S. Treasury securities, and/or may employ hedging techniques with respect to its common stock exposure
•	you seek a portfolio that is flexibly managed to potentially take advantage of a decline in the U.S. equity markets

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them.

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•

ETF Risk.    ETFs are subject to the risk that they may not replicate the performance of the index tracked by the ETF and ETFs may trade in the secondary market at prices below their net asset value. In addition, the Fund will bear its pro rata share of the ETF’s fees and expenses. An investment in an ETF involves substantially the same risks as investing directly in the ETF’s underlying securities.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

Hedging Risk.    The percentage fluctuation in the value of the Fund’s hedge positions in stock index futures contracts may be greater than those of the underlying index, and positions in such futures contracts are subject to certain other risks, including, but not limited to, the following:

•	an imperfect correlation between the change in market value of the Fund’s long stock positions relative to its short stock index futures hedge positions, limiting the effectiveness of the hedge
•	possible temporary illiquidity in the markets for stock index futures which may result in continuing exposure to adverse price movements
•	the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging

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•

Interest Rate Risk.    To the extent that the Fund’s portfolio is invested in U.S. Treasury securities, it is subject to the risk of a decrease in principal value of the securities as interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the gain or loss of principal value for a given change in interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising rates are heightened. The negative impact on fixed income securities from any interest rate increases could be swift and significant.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk.    The risk that certain securities (particularly illiquid securities and restricted securities) may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Risk. The risk that the securities markets will fluctuate, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•

Rising Stock Market Risk.    During periods when the Fund is short stock(s) in a rising market, the risk of loss will be greater than in a declining stock market. Over time stock markets have risen more often than they have declined.

•

Short Sale Risk.    The Fund will incur a loss if it sells a security short and the price of the security rises rather than falls. Short sales expose the Fund to the risk that it may have to buy back the security sold short (also known as “covering” the short position) at a time when the security is at a higher price than it was when it was sold short. This will result in a loss to the Fund. The Fund’s investment performance may also be suffer if it is required to close out a short

5

position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not associated with investing in securities directly, such as the cost of borrowing securities sold short and margin account maintenance costs associated with the Fund’s open short positions. These expenses will negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs. There is no maximum price limit for a security sold short. Therefore, in theory, securities sold short have unlimited risk of loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•

Special Situation Risk.    The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

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THE GAMCO MATHERS FUND

(Total Returns for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 6.13% (quarter ended September 30, 2015), and the lowest return for a quarter was (5.49)% (quarter ended December 31, 2013).

Average Annual Total Returns (for the years ended December 31, 2015)	Past One Year	Past Five Years	Past Ten Years
The GAMCO Mathers Fund
Return Before Taxes	(3.01)%	(7.49)%	(3.64)%
Return After Taxes on Distributions	(3.01)%	(7.49)%	(3.84)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.70)%	(5.48)%	(2.67)%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. GAMCO Asset Management Inc.

The Portfolio Manager. Mr. Henry G. Van der Eb, CFA, Senior Vice President of the Adviser, has served as portfolio manager of the Fund since December 1974.

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Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments. G.distributors, LLC, the Fund’s distributor and an affiliate of the Adviser (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or through the Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss. The Fund’s investment objective and principal investment strategies are not fundamental policies and may be changed by a vote of a majority of the Fund’s Board of Trustees (the “Board”) at any time without a vote of shareholders. Shareholders will receive written notice sixty days prior to any change in the Fund’s investment objective. The Fund is flexibly managed and can use a variety of investment strategies in the pursuit of its investment objective, with no minimum or maximum percentage of assets required to be invested in any type of security or investment strategy.

The Adviser selects stocks using traditional fundamental analysis of both value and growth data, in conjunction with standard technical analysis. Fundamental analysis involves the use of various data including, but not limited to, price/earnings, price/revenues, price/book value, and price/dividend ratios, and various growth rate calculations for earnings, sales, and other data. Technical analysis includes, but is not limited to, the study of rates of change in stock price movement, volume trends, moving averages, relative strength, and overbought/oversold indicators.

The stock selection process is not limited by the total market value of a company’s stock and, therefore, the Fund may invest in small, medium, or large capitalization issues. Stocks of companies with a relatively small number of shares available for trading may be more risky because their share prices tend to be more volatile, and their shares less liquid, than those of companies with larger amounts of tradable shares. In general, companies with small revenue bases may have more limited management and financial resources and may face a higher risk of business reversal than larger more established companies. As a result, stocks of smaller companies may be more volatile than stocks of larger companies. Additionally, stocks of companies with special situation characteristics may decline in value if their unique circumstances do not develop as anticipated. Special situation factors may include, but are not limited to, potential and/or announced takeover targets, corporate restructuring candidates, and companies involved in corporate reorganizations.

The Fund may make short sales of equity securities, including ETFs, in amounts of up to 90% of the value of the Fund’s net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. When the Fund sells a stock short, it is obligated to subsequently purchase that stock for delivery. The Fund will realize a gain if the stock purchase price is less than the price when it was sold short, and will realize a loss if the purchase price of the stock is greater than the price when it was sold short.

The Fund may vary its equity exposure by hedging through the purchase or short sale (except in closing transactions) of stock index futures contracts. The Fund will not purchase or sell short stock index futures contracts if immediately thereafter the aggregate initial margin required to be deposited would exceed 5% of the value of the Fund’s total assets.

The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes and/or bonds when the Fund’s portfolio manager believes financial market conditions warrant such action and/or during periods when the Fund’s portfolio manager believes that the risk associated with owning equity securities is high due to various traditional stock market valuation benchmarks approaching the upper limits of their long term historical ranges. At such times, which may continue for extended periods, the Fund’s equity

9

exposure may represent a relatively low percentage of the Fund’s assets. During the past ten years, on average, a majority of the Fund’s assets have been invested in U.S. Treasury securities.

The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

The Adviser may sell a holding if its fundamentals change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

While the Fund’s objective is to seek capital appreciation over the long term, the Fund does not necessarily purchase or hold individual securities to qualify for long term capital gains treatment. The Adviser may consider a variety of factors including but not limited to financial market conditions, individual stock and aggregate equity valuation levels, corporate developments, other investment opportunities, Fund redemptions, tax considerations, including the Fund’s tax loss carryforward (see “Tax Information”), and changed expectations, in determining whether to sell a security held in the portfolio or to buy to cover a short position. As a result, turnover in the Fund’s portfolio may be very high, since investments may be held for very short time periods when the Fund’s portfolio manager believes further capital appreciation of those investments is unlikely or that a loss of capital may occur.

Portfolio turnover may be significantly increased due to the Fund holding a substantial portion of its assets in U.S. Treasury securities with maturities of less than one year in conjunction with the purchase and sale of long equity positions and U.S. Treasury securities with maturities greater than one year.

The Fund may also use the following investment technique:

•

Defensive Investments.    When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include obligations of the U.S. government and its agencies and instrumentalities and short term money market investments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund also involves the following risks:

•

ETF Risk.    ETFs are subject to the risk that they may not replicate the performance of the index tracked by the ETF and ETFs may trade in the secondary market at prices below their net asset value. In addition, the Fund will bear its pro rata share of the ETF’s fees and expenses. An investment in an ETF involves substantially the same risks as investing directly in the ETF’s underlying securities.

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning

10

that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•

Foreign Securities Risk.    Risks of investing in foreign securities include currency risks, future political and economic developments, and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

•

Hedging Risk.    The percentage fluctuation in the value of the Fund’s hedge positions in stock index futures contracts may be greater than those of the underlying index, and positions in such futures contracts are subject to certain other risks, including, but not limited to, the following:

•	an imperfect correlation between the change in market value of the Fund’s long stock positions relative to its short stock index futures hedge positions, limiting the effectiveness of the hedge
•	possible temporary illiquidity in the markets for stock index futures which may result in continuing exposure to adverse price movements
•	the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging

•

Interest Rate Risk.    To the extent that the Fund’s portfolio is invested in U.S. Treasury securities, it is subject to the risk of a decrease in principal value of the securities as interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the gain or loss of principal value for a given change in interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising rates are heightened. The negative impact on fixed income securities from any interest rate increases could be swift and significant.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk.    Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations. Liquid investments may become less liquid or illiquid, and thus more difficult to sell,

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over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around or other special situations have a greater risk of being or becoming less liquid than other equity securities, particularly when the economy is not robust or during market downturns.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Market Risk. The risk that the securities markets will fluctuate, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commission, or dealer mark ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

•

Rising Stock Market Risk.    During periods when the Fund is short stock(s) in a rising market, the risk of loss will be greater than in a declining stock market. Over time stock markets have risen more often than they have declined.

•

Short Sale Risk.    The Fund will incur a loss if it sells a security short and the price of the security rises rather than falls. Short sales expose the Fund to the risk that it may have to buy back the security sold short (also known as “covering” the short position) at a time when the security is at a higher price than it was when it was sold short. This will result in a loss to the Fund. The Fund’s investment performance may also be suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not associated with investing in securities directly, such as the cost of borrowing securities sold short and margin account maintenance costs associated with the Fund’s open short positions. These expenses will negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs. There is no maximum price limit for a security sold short. Therefore, in theory, securities sold short have unlimited risk of loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more

12

volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Special Situation Risk.    The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

MANAGEMENT OF THE FUND

The Adviser.    GAMCO Asset Management Inc., with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board. The Adviser also acts as investment adviser to individuals, pension trusts, profit sharing trusts and endowments, and as sub-adviser to certain third party investment funds that include registered investment companies. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and related expenses borne by the Adviser for the year ended December 31, 2015, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.

The Fund’s annual report to shareholders for the period ended December 31, 2015, contained a discussion of the basis of the Board’s determination to continue the investment advisory agreement.

The Portfolio Manager.    Mr. Henry Van der Eb, CFA, Senior Vice President of the Adviser, is primarily responsible for the day to day investment management of the Fund and has been the Fund’s portfolio manager for more than 30 years. Mr. Van der Eb is President, Chief Executive Officer, and a Trustee of the Fund. He is also Senior Vice President of GBL and Gabelli Funds, LLC. Prior to joining GBL in 1999, he served as President of Mathers and Company, Inc., a registered investment adviser and Chairman and Chief Executive Officer of Mathers Fund, Inc. He served as President of The Investment Analysts Society of Chicago (1979-1980), and is a Chartered Financial Analyst (CFA) and a member of the CFA Institute.

The Fund’s SAI provides additional information about Mr. Van der Eb’s compensation, other accounts managed by him and his ownership of securities, in the funds he manages.

INDEX DESCRIPTION

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

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PURCHASE OF SHARES

You can purchase the Fund’s shares on any Business Day.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “The GAMCO Mathers Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire the funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The GAMCO Mathers Fund

Account #

Account of [Registered Owners]

•	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, State Street Bank and Trust Company (the “State Street” or “Transfer Agent”), will not charge you for receiving wire transfers.

You may purchase shares of the Fund directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. Your broker-dealer or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price.    The Fund sells its shares based on the net asset value per share (“NAV”) next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

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Minimum Investments.    The minimum initial investment is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

Rule 12b-1 Plan.    The Fund has adopted a distribution plan under Rule 12b-1 for Class AAA shares of the Fund (the “Plan”). Under this Plan, the Fund may use its assets to finance activities relating to the sale of its Class AAA shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside the Plan and not be subject to its limitations.

The Plan authorizes payments by the Fund at an annual rate of 0.25% of its average daily net assets attributable to Class AAA shares to finance distribution of its Class AAA shares or pay shareholder service fees.

Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of, amounts received by broker-dealer firms or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s

15

fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases, these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for this program that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer firm or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

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Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV per share next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described. See “Pricing of Fund Shares” herein for a description of the calculation of NAV. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses).

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

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In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on shares that are purchased and redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain

18

a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.    Telephone or Internet Redemption By Check.    The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.    Telephone or Internet Redemption By Bank Wire or ACH system.    The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send an ACH system credit or wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker or other financial intermediary, the broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

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Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the instances where the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize capital gain or loss (subject to possible limitations of deductibility). Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422- 3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize capital gain or loss (subject to possible limitations of deductibility). Please see “Redemption of Shares” in the SAI for additional information.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a sales charge, you must pay the sales charge at the time of the exchange, if applicable;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss (subject to certain loss limitation rules) because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

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You may exchange shares through the Distributor, directly from the Transfer Agent, or through your financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).

•

Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor or the Adviser in any way. It would be in addition to any sales charge and other costs, if any, described in this prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund’s net assets, (i.e., the value of its securities and other assets less its liabilities), including expenses payable or accrued but excluding capital stock and surplus, attributable to the Class AAA shares by the total number of Class AAA shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one

21

national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater then sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution was declared will be subject to income taxes.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends from investment company taxable income (including distributions from net short-term

22

capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends of individual taxpayers are eligible for a reduced federal income tax rate. Properly reported distributions of net capital gains, i.e., net long term capital gains minus net short term capital loss (“Capital Gain Dividends”) are taxable to you at long term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate for individual shareholders. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that generally may be used to offset current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains or is otherwise limited under federal law, shareholders are not expected to receive taxable distributions of capital gains. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and local taxes. A redemption of the Fund’s shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold as backup withholding, currently at a rate of 28%, a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Additionally, the Fund will withhold when the IRS notifies the Fund that backup withholding is required. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

A dividend declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as if paid in December for tax purposes.

After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

If you sell your Fund’s shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Dividends and net capital gains are generally subject to a 3.8% federal tax on net investment income for shareholders whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

By law, the Fund must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should

23

consult a tax adviser concerning the tax consequences of your investment in the Fund including state, local and foreign taxes.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicate mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the Fund’s Class AAA shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

24

THE GAMCO MATHERS FUND

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012	2011
Operating Performance:
Net asset value, beginning of year	$6.98		$7.58	$8.92	$9.55	$9.99

Net investment loss(a)	(0.33)		(0.33)	(0.31)	(0.28)	(0.25)
Net realized and unrealized gain/(loss) on investments and securities sold short	0.12		(0.27)	(1.03)	(0.35)	(0.19)

Total from investment operations	(0.21)		(0.60)	(1.34)	(0.63)	(0.44)

Net Asset Value, End of Year	$6.77		$6.98	$7.58	$8.92	$9.55

Total return†	(3.01)%		(7.92)%	(15.02)%	(6.60)%	(4.40)%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year (in 000’s)	$14,782		$14,335	$11,223	$20,809	$17,998
Ratio of net investment loss to average net assets	(4.81)%		(4.51)%	(3.73)%	(3.04)%	(2.54)%
Ratio of operating expenses to average net assets(b)	4.84	%(c)	4.54%	3.80%	3.11%	2.59%
Portfolio turnover rate	0%		513%	0%	3,328%	1,638%

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December, 31, 2015, 2014, 2013, 2012, and 2011 would have been 2.61%, 2.82%, 2.79%, 2.62%, and 2.44%, respectively.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended December 31, 2015 would have been 4.85%.

25

The GAMCO Mathers Fund

Class AAA Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

The GAMCO Mathers Fund One Corporate Center Rye, NY 10580-1422 Telephone: 800-GABELLI (800-422-3554) www.gabelli.com

You can also review and/or copy the Fund’s prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-01311)

THE GAMCO MATHERS FUND

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes the GAMCO Mathers Fund, a Delaware statutory trust (the “Fund”). This SAI should be read in conjunction with the Fund’s current prospectus for Class AAA shares dated April 29, 2016. This SAI is incorporated by reference in its entirety into the Fund’s prospectus. Portions of the Fund’s Annual Report to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus or the Fund’s Annual Report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

SHARE CLASS	TICKER SYMBOL

Class AAA Shares	MATRX

GENERAL INFORMATION

The Fund is a diversified, open-end management investment company organized under the laws of the State of Delaware on June 17, 1999. The Fund commenced operations on October 1, 1999, as the successor to Mathers Fund, Inc., a Maryland corporation incorporated on March 31, 1965, that commenced operations on August 19, 1965. Any reference herein to the Fund, including any financial information, and performance data relating to the period prior to October 1, 1999, reflects the Fund as constituted prior to the commencement of operations as a trust.

INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective and the principal investment strategies to be employed to achieve that objective are generally set forth in the prospectus. This section describes in more detail certain securities, in which the Fund may invest, and certain investment practices and restrictions and is intended to augment the descriptions found in the prospectus. Subject to the investment policies and restrictions contained in the prospectus and herein, the Fund may invest in any of the securities described below.

Fixed Income Securities

The Fund may, subject to the limitation described under “Fundamental Policies,” invest all or any portion of its assets in high quality fixed income securities, which may include the following:

•	U.S. Treasury bills, notes, or bonds;

•	bankers’ acceptances and certificates of deposit of the fifty largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements;

•	commercial paper rated “A-l” or “A-2” by Standard & Poor’s Rating Services (“S&P”), a division of The McGraw-Hill Companies, Inc., or P-l or P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding debt issue rated “AA” or better by S&P or “Aa” or better by Moody’s (see Appendix A); or

•	repurchase agreements with respect to the foregoing (see “Repurchase Agreements” below).

U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities. U.S. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Direct obligations of the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Bank Obligations. Bank obligations include certificates of deposit and bankers’ acceptances. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Commercial Paper. Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Foreign Securities

The Fund may, subject to the limitation described under “Non-Fundamental Policies,” invest directly in both sponsored and unsponsored U.S. dollar or foreign currency denominated corporate debt securities, certificates of deposit, and bankers’ acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities, up to 25% of its total assets directly in foreign equity securities and in securities represented by European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”). ADRs are dollar denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and the Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in depositary receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events. There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by the Fund. This may lead to higher expenses for funds that have foreign investments.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Investment Company Securities

The Fund may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the Investment Company Act of 1940, as amended (the “1940 Act”) generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds. Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Small Cap Risk

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser’s judgments about above average growth potential of a particular company is incorrect and that the perceived value of such company’s stock is not realized by the market, or that the price of the Fund’s portfolio securities will decline. The greater price volatility of small capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The Fund is also subject to the risk that small capitalization stocks fall out of favor generally with investors.

Repurchase Agreements

The Fund will not invest over 10% of its assets in repurchase agreements with maturities of over seven (7) days. Underlying securities subject to a repurchase agreement are held in a segregated account in which the custodian holds assets on behalf of the Fund and others. If the counterparty fails to repurchase any such securities, the Fund could experience losses that include:

•	possible decline in their value while the Fund seeks to enforce its rights;

•	possible loss of all or a part of the income or proceeds of the repurchase;

•	possible loss of rights in such securities; or

•	additional expenses to the Fund in enforcing its rights.

Short Sales of Securities

The Fund may, subject to the federal securities laws and rules and interpretations thereunder, and the limitation described under “Non-Fundamental Policies,” effect short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security which it does not then own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns or has the right to obtain at no added cost, securities identical to those sold short. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In the fiscal year ended December 31, 2015, the Fund paid 1.89% in dividends and interest expense on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund closes out a short position by purchasing and delivering an equal amount of the securities sold short.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

The Fund may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline.

The short sale of securities is generally considered a speculative investment strategy. The risks associated with short sales, may include but are not limited to: (i) the decision of whether, when, and how to utilize short selling, which involves the exercise of skill and judgment, unless the Fund’s portfolio manager correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made; (ii) the inability to set a theoretical limit on potential losses for a short sale, as unlike a long purchase, the investor cannot lose more than the purchase price; (iii) certain conditions in which short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered; (v) the lender of a security borrowing and selling short may call the security back, possibly causing a premature close-out of the short position; (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale and (vii) the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Corporate Reorganizations

In general, securities of companies that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may reflect a discount to what the stated or appraised value of the security would be if the contemplated transaction is approved and consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund’s investment adviser, GAMCO Asset Management Inc. (the “Adviser”) which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s investments in a single corporate reorganization transaction may be limited by its fundamental policies regarding diversification among issuers and industry concentration (see below, “Investment Restrictions”). Because such investments are ordinarily short term in nature, they may increase the Fund’s portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Fund’s portfolio manager intends to select investments of the type described which, in the Adviser’s view, have a reasonable prospect of significant capital appreciation in relation to both the risks involved and the potential of available alternate investments.

Stock Index Options

The Fund may, subject to the limitation described under “Non-Fundamental Policies”, purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the Adviser. Stock index options are issued by the Options Clearing Corporation. The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the “premium”) and brokerage commissions and fees (collectively, together with the premium, “transaction costs”). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. Call index options may be purchased as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

Stock Index Futures Contracts and Options on Such Contracts

The Fund may, subject to the limitation described under “Non-Fundamental Policies”, purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the portfolio manager thereby altering the Fund’s equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or the obligation to pay, cash amounts on a daily basis during the period such a position is open, based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount. An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option has the obligation upon exercise to assume the opposite position on the stock index futures contract.

The Fund’s transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission (“CFTC”) as contract markets (“contract markets”) through a futures commission merchant (an “FCM”) which is a member of the relevant contract market. The contract markets, through their clearinghouses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions. However, in the event of a bankruptcy of the Fund’s broker, the Fund may be unable to recover its assets, even assets directly traceable to the Fund from such broker.

At the time the Fund enters into a stock index futures contract, it is required to deposit as “initial margin” a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of “variation margin” are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as “marking to market”). Initial margin is in the nature of a performance deposit, which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) has the right to receive payments to the extent that the market price level of such futures contract increases above the level at which such person acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund’s cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund’s portfolio securities or the price of securities which the Fund intends to purchase. The Fund’s hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund’s portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund’s portfolio.

Several risk factors are associated with trading stock index futures contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund’s portfolio and the prices of stock index futures contracts and options on such contracts in the Fund’s portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund’s inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund’s assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when, and how to hedge involves the exercise of skill and judgment, and unless the Fund’s portfolio manager correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day’s settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures contracts and options on such contracts. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

The price level of a stock index futures contract should correlate with the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds such person otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on the futures position as would have been the case if such person had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index, materially impairing the usefulness of the stock index futures markets for hedging stock positions.

Limitations on the Purchase and Sale of Futures Contracts and Certain Options

Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options and certain currency transactions) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA, and pursuant to Rule 4.5 under the CEA, certain trading restrictions are applicable to the Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures and options (including securities futures, broad based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Portfolio Turnover

For the fiscal years ended December 31, 2014 and 2015, the portfolio turnover rates for the Fund were 513% and 0%, respectively.

Because the Securities and Exchange Commission’s (“SEC”) portfolio turnover formula excludes fixed income securities with maturities of less than one year and short sale activity from its denominator, the Fund’s turnover rate may appear very high or very low, which can be misleading. This was the case in 2014 and 2015, when the Fund’s U.S. Treasury bill position represented a very high proportion of the Fund’s assets and such assets had maturities of less than one year while the average month end dollar value of long stock positions (the denominator) held in the Fund at month end was low and zero, respectively. In 2014, long positions were held for short time periods over a few month ends. In 2015, long positions were not held at any month end. Short positions are excluded from the calculation. This may occur again in the future as high cash positions are used by the Fund to control risk.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less and excluding any short sale activity).

Government Intervention in Financial Markets

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of a majority of the Fund’s shareholders, defined as the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

1.	Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the Adviser not being considered participation in a joint trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose);

2.	Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances;

3.	Purchase debt securities other than those which are publicly held (repurchase agreements not being considered debt securities for this purpose);

4.	Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker’s commission, or as part of a plan of merger, consolidation, or reorganization approved by the shareholders of the Fund;

5.	Make investments for the purpose of exercising control or management of any company;

6.	Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer;

7.	Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry; or

8.	Acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director, or other affiliated person of its investment adviser.

Non-Fundamental Policies

The Fund has adopted the following non-fundamental policies which may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval. The Fund will not:

1.	Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended;

2.	Purchase any interest in any oil, gas, or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph seven below, invest in put and call options;

3.	Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer;

4.	Enter into repurchase agreements, except with authorized banks or dealers meeting criteria established by the Adviser, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days;

5.	Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States;

6.	Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund’s net assets considered each time such an option is acquired;

7.	Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are “in-the-money” at the time of purchase) would exceed 5% of the value of the Fund’s total assets after taking into account any unrealized profits and losses on such instruments; or

8.	(i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 90% of the value of the Fund’s net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 5% of the Fund’s net assets or if the securities sold short would constitute more than 3% of a class of the issuer’s outstanding securities.

General

Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase, initial investment, or short sale is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from or short position in the Fund’s portfolio.

The Fund’s fundamental investment restriction as to concentration, described in paragraph seven under “Fundamental Policies” above, does not apply to investments in government securities, e.g., U.S. Treasury securities since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.

The Fund may invest, without limitation under the non-fundamental policy described in paragraph 5 under “Non-Fundamental Policies” above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer).

The Fund may purchase securities in underwritten prospectus offerings, including so-called “hot” initial public offerings, but will generally do so on the basis of fundamental valuation and/or special situation investment considerations, and not, typically, solely on the basis of supply and demand considerations. Generally, the Fund will seek to participate only when the portfolio manager believes the securities offered are consistent with the Fund’s non-prospectus offering security selections and investment risk profile.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc. RR Donnelley and Data Communiqué provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

TRUSTEES AND OFFICERS

Under Delaware law, the Fund’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and Executive Officers of the Fund is as follows:

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(4)

INTERESTED TRUSTEES(5):

Mario J. Gabelli, CFA Chairman Age: 73	Since 1999	29	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

Henry G. Van der Eb, CFA(5)(6) Trustee, President, and Chief Executive Officer Age: 70	Since 1976	2	Senior Vice President of GAMCO Investors, Inc.; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc.; President and CEO of The GAMCO Mathers Fund	—

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)

INDEPENDENT TRUSTEES(7):

M. Bruce Adelberg Trustee Age: 79	Since 2009	2	Consultant, MBA Research Group	—

E. Val Cerutti Trustee Age: 76	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony S. Colavita(8) Trustee Age: 54	Since 2009	3	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 72	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Anthony R. Pustorino Trustee Age: 90	Since 1999	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder Trustee Age: 75	Since 1999	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris(8) Trustee Age: 81	Since 1999	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert Executive Vice President Age: 64	Since 1999

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008 - 2010; President of Teton Advisors, Inc., 1998 - 2008

Edith L. Cook(6) Vice President Age: 74	Since 1984	Vice President of GAMCO Mathers Fund since 1999

Heidi M. Koontz(6) Vice President Age: 47	Since 1995	Vice President of GAMCO Mathers Fund since 1999

Agnes Mullady Treasurer and Principal Financial Officer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango Secretary Age: 44	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Anne E. Morrissy(6) Executive Vice President Age: 55	Since 1987	Executive Vice President of GAMCO Mathers Fund and Vice President of GAMCO Investors, Inc. since 1999

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), (i.e., public companies) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Fund as defined in the 1940 Act. Mario J. Gabelli and Henry G. Van der Eb are each considered to be an “interested person” because of their affiliation with the Adviser, as officers or directors of Gabelli Funds, LLC or an affiliated company (and in the case of Mario J. Gabelli, as a controlling shareholder).
(6)	Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.
(7)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees.
(8)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC (“Gabelli Funds”) and the Adviser, each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Henry G. Van der Eb, CFA. Mr. Van der Eb is Senior Vice President of the Adviser and GBL, with a wide range of both investment and operating responsibilities across the firm, and serves as Senior Advisor to management in all aspects of the firm’s business. He joined GBL in October 1999. Mr. Van der Eb is President, Chief Executive Officer, and Trustee of the Fund. Mr. Van der Eb is also Chairman and a member of the board of another fund in the Gabelli/GAMCO Fund Complex. Mr. Van der Eb is a member of the CFA Society of Chicago, where he served as President from 1979 through 1980 and a director from 1981 through 1983. He is also a member of the CFA Institute. Mr. Van der Eb received his Bachelor of Arts in Biology from Vanderbilt University and his M.B.A. with Honors from Northwestern University Graduate School of Management in 1970.

Independent Trustees

M. Bruce Adelberg. Mr. Adelberg is a Principal and has been a Consultant with MBA Research Group, a consulting company, since 1989. Mr. Adelberg serves on the board of another fund in the Gabelli/GAMCO Fund Complex. He has served as a NYSE Supervisory Analyst for over twenty years and has eighteen years total audit committee experience. Mr. Adelberg was appointed to the Panel of Arbitrators at the NYSE and NASD in 1991 and has served continuously through the merger of the two programs into FINRA Dispute Resolution. He was a member of the New York Society of Securities Analysts for ten years and was a member of the Money Marketeers of New York University for eight years. Mr. Adelberg was a member of the Board of Directors of Carrols Corporation for five years while it was a closely held corporation, serving on the Audit Committee. Mr. Adelberg received his Bachelor’s degree from New York University School of Business and Master of Science from Columbia University School of Business.

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. He serves on the board of another fund in the Gabelli/GAMCO Fund Complex. He formerly served as a director of The LGL Group, Inc., a diversified manufacturing company. Mr. Cerutti was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor’s degree from Fordham University and M.B.A. from Iona College.

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. Mr. Colavita serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $30 million budget. He has also served as a board member for multiple not-

for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and Juris Doctor from Pace University School of Law.

Vincent D. Enright. He is Lead Independent Trustee of the Fund, Chairman of the Fund’s Nominating Committee, a member of the Fund’s Audit Committee, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Gabelli/GAMCO Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its compensation committee and as a member of its audit committee. He is also a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Anthony R. Pustorino, CPA. Mr. Pustorino is a Professor Emeritus of Pace University with over fifty years of experience in public accounting. Mr. Pustorino is Chairman of the Fund’s Audit Committee and has been designated the Fund’s Audit Committee Financial Expert. He is a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Pustorino was a director of The LGL Group, Inc., a diversified manufacturing company, and Chairman of its Audit Committee. He was previously the President and shareholder of a CPA firm, and a professor of accounting at both Fordham University and Pace University. Mr. Pustorino served as Chairman of the Board of Directors of the New York State Boards for Public Accountancy and of the CPA Examination Review Board of the National Association of the State Board of Accountancy. He was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received his Bachelor’s degree in Business from Fordham University and M.B.A. from New York University.

Werner J. Roeder, M.D. Dr. Roeder is a practicing private physician with over forty-five years of experience and former Medical Director of Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating Committee and both multi-fund ad hoc Compensation Committees. Dr. Roeder serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. Mr. van Ekris serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and as Chairman of the GAMCO International SICAV. He has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory board of the Salvation Army of Greater New York.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Chairman of the Board is an Interested Trustee. The Board has appointed Mr. Enright as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead independent Trustee any obligations or standards greater than or different from other Trustees. More than 75% of the members of the Board are independent Trustees and each of the Audit and Nominating Committees is comprised entirely of independent Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to participate with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Messrs. Gabelli and Van der Eb are Independent Trustees, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of option risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees. The Fund does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Fund participate in the multi-fund ad hoc Compensation Committees described above).

The Fund’s Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are Independent Trustees of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 23, 2016. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended December 31, 2015, the Audit Committee met twice.

The Fund’s Nominating Committee consists of two members: Mr. Enright (Chairman) and Dr. Roeder, who are Independent Trustees of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2015.

Trustee Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INTERESTED TRUSTEES:
Mario J. Gabelli, CFA	B	E
Henry G. Van der Eb	A	A

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INDEPENDENT TRUSTEES:
M. Bruce Adelberg	C	E
E. Val Cerutti	A	E
Anthony S. Colavita	B	A
Vincent D. Enright	B	E
Anthony R. Pustorino	B	E
Werner J. Roeder	A	E
Anthonie C. van Ekris	B	E

*	Key to Dollar Ranges- Information as of December 31, 2015
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2015, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee/Nominee	Company	Title of Class	Value of Interests	Percent of Class

Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$540,974		*

Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$134,400		*

Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$5,920		*

Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$80		*

Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$31,200		*

Anthonie C. van Ekris	Same	ICTG Group, Inc.	Common Stock	$52		*

Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$360		*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

The Fund pays each Trustee who is not a director, officer, or employee of the Adviser, or any of its affiliates an annual retainer of $3,000 plus $1,000 for each Board meeting attended and reimburses these Trustees for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Independent Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees. No Executive Officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2015.

Compensation Table

Name of Person and Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex**

Mario J. Gabelli, CFA Trustee	$0	$0	(0)

M. Bruce Adelberg Trustee	$7,000	$15,500	(2)

E. Val Cerutti Trustee	$7,000	$40,000	(7)

Anthony S. Colavita Trustee	$7,000	$14,000	(3)

Vincent D. Enright Trustee	$9,000	$208,500	(16)

Anthony R. Pustorino Trustee	$9,000	$204,500	(13)

Werner J. Roeder Trustee	$6,969	$187,566	(23)

Anthonie C. van Ekris Trustee	$7,000	$195,500	(22)

Henry G. Van der Eb Trustee	$0	$0	(0)

*	Represents the total compensation paid to such persons for the fiscal year 2015.
**	Represents the total compensation paid to such persons for the fiscal year 2015, by investment companies (including the Fund) or portfolios that are considered part of the same “Fund Complex” as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Fund, its Adviser, and G.distributors have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser in its capacity as the Fund’s investment adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the Board, to classify the Board, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”), other third party services, and the analysts of G.research, LLC (“G.research”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser’s legal department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser may diverge, Counsel will so advise and the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will cast the deciding vote. The Proxy Voting Committee will notify the Proxy Department of its decisions and the proxies will be voted accordingly.

Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters on the other hand, the conflict will be brought to an ad hoc Proxy Voting Committee of the Fund to determine a resolution.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2016, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

Name and Address	% of Class	Nature of Ownership

Charles Schwab & Co. Inc. Reinvestment Account Attn: Mutual Fund Dept. San Francisco, CA 94105-1905	29.24%	Beneficial	*

John Succo POA Terri L. Succo TOD Trustee of The Terri Lee Succo Rev Trust UAD 01/25/11 Cincinnati, OH 45243-3124	28.13%	Record

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, Fl. 3 Jacksonville, FL 32246-6484	14.42%	Beneficial	*

*	Beneficial ownership is disclaimed.
**	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of March 31, 2016, as a group, the Trustees and Officers of the Fund beneficially owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, a New York corporation and registered investment adviser under the 1940 Act, serves as investment adviser to the Fund, as well as, individuals, pension trusts, profit sharing trusts, and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $16.8 billion as of December 31, 2015. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL, the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: Gabelli Funds, a New York limited liability company and registered investment adviser under the 1940 Act, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.0 billion as of December 31, 2015. Teton Advisors, Inc., with assets under management of approximately $1.5 billion as of December 31, 2015, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., a majority owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $939 million as of December 31, 2015; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $38 million as of December 31, 2015. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc. as of December 31, 2015. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of the Adviser. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an investment advisory agreement (the “Contract”), which was most recently approved by the Trustees of the Fund on February 23, 2016. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day to day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Adviser bears all costs and expenses incurred in connection with its duties under the Contract, including the fees or salaries of Trustees or officers of the Fund who are affiliated persons of the Adviser. Subject to the foregoing, the Fund will be responsible for the payment of all of its other expenses, including (i) payment of the fees payable to the Adviser under the agreement; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Fund’s officers and employees, and trustees’ and officers’ errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund’s custodian, transfer agent, and dividend disbursing agent; (ix) the Fund’s pro rata portion of dues, fees, and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing, and mailing proxies, stock certificates, and reports, including the Fund’s prospectus and Statement of Additional Information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities law; (xii) the fees and expenses involved in registering and maintaining registration of the Fund’s shares with the SEC; (xiii) the expense of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Fund’s Trustees, officers, or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund’s net asset value per share (“NAV”), including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund’s investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Contract provides that in the course of the Adviser’s execution of portfolio transactions for the Fund, the Adviser may, subject to conditions as may be specified by the Fund’s, (i) place orders for the purchase or sale of the Fund’s portfolio securities with the Adviser’s affiliate, G.research; and (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense, up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. During the year ended December 31, 2015, the Fund did not reimburse the Adviser in connection with the cost of computing the Fund’s NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position, the Adviser and its employees, officers, trustees, and controlling persons are not liable for any act or omission or for any loss sustained by the Fund. However, the agreement provides that the Fund is not waiving any rights that it may have which cannot be waived. The Contract also provides that the Fund will indemnify the Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the Contract unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her action was unlawful). The agreement provides specific procedures and standards for making advance payments and permits the Board to disallow indemnification in certain situations.

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for its services and related expenses, the Adviser receives a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund’s daily average net assets.

Advisory Fees Paid to Adviser by the Fund (Fiscal years ended December 31)
2015	$146,612
2014	$131,107
2013	$133,965

In addition, the Adviser has also entered into an Administrative Services agreement with Gabelli Funds. Pursuant to the agreement, Gabelli Funds will provide mutual fund administrative services to the Fund. Gabelli Funds may delegate any or all of its responsibilities to one or more sub-administrators, subject to the approval of the Board of Trustees of the Fund. During the fiscal year ended December 31, 2015, the fee for administrative services amounted to $51,693.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day to day management during the year ended December 31, 2015.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance

Henry Van der Eb*	Registered Investment Companies:	0	$0	0	$0

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	7	$28.0 million	0	$0

*	The above chart represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the portfolio manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he/she manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of the portfolio managers is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Van der Eb receives a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund and separate accounts to the extent that the amount exceeds a minimum level of compensation, and a discretionary bonus. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than Mr. Van der Eb’s compensation) allocable to the Fund. Additionally, Mr. Van der Eb receives similar incentive based variable compensation for managing other accounts for the Adviser based on gross revenue. These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by GBL of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*

Henry G. Van der Eb	D

*	Key to Dollar Ranges- Information as of December 31, 2015
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 - $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

Gabelli Funds has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser or Gabelli Funds; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (“the Code”), and the Fund’s investment restrictions; (g) furnishes Gabelli Funds such statistical and other factual information and information regarding economic factors and trends as Gabelli Funds from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, Gabelli Funds pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by Gabelli Funds as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%; and over $20 billion – 0.008%. The Sub-Administrator’s fee is paid by Gabelli Funds and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 75 E. 55th Street, New York, New York 10022, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), independent registered public accounting firm, 5 Times Square, New York, New York, 10036-6530, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts, 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plan, the Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the year ended December 31, 2015:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation

$0	$0	$0	N/A

DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor, in consideration of the services to be provided and the expenses to be incurred by the Distributor, distribution payments of 0.25% per year of the average daily net assets of the Fund. The payments made by the Fund under the Plan of Distribution will be used by the Distributor for the purpose of financing activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising the shares or the Adviser’s mutual fund activities; compensating underwriters, dealers, brokers, banks, and other selling entities (including the Distributor and its affiliates), and sales and marketing personnel of any of them, for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred, or other basis; compensating underwriters, dealers, brokers, banks, and other servicing entities and servicing personnel (including the Adviser and its personnel) for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production, and dissemination of sales, marketing and shareholder servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting, and record keeping, and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and the financing of any activity for which payment is authorized by the Board. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan compensates the Distributor regardless of its expenses. Accordingly, it is possible that the Distributor could receive compensation under the Plan that exceeds the Distributor’s costs and related distribution expenses thus resulting in a profit to the Distributor. On the other hand, during periods when it believes the Fund’s shares will be attractive to investors, the Distributor may, but is not required to, spend more on distribution activities than it receives under the Plan. The Plan is intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Board in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

During the year ended December 31, 2015, the Fund incurred expenses under the Plan of approximately $36,653. During the year ended December 31, 2015, the Distributor identified distribution payments to broker-dealers or other financial intermediaries as follows: $2,900 was attributable to advertising and promotion, $620 for printing, postage and stationery, $1,000 for overhead support expenses, $13,800 for salaries of personnel of the Distributor and $4,300 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The amounts included above as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Pursuant to the Plan, the Fund pays the Distributor 0.25% of its average daily net assets of Fund shares. Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund’s Board, including a vote of a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of the Fund and by a vote of the Board. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There are no sales or service charges imposed by the Fund, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investment; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $30,925 on portfolio transactions in the principal amount of $31,394,275 during the fiscal year ended December 31, 2015, to broker-dealers who provide research services to the Adviser. The average commission on these transactions was $0.057696 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect the Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31	Commissions Paid
Total Brokerage Commissions
	2013	$23,313
	2014	$30,807
	2015	$30,925

Commissions paid to G.research
	2013	$0
	2014	$0
	2015	$0

% of Total Brokerage Commissions paid to G.research	2015	0%

% of Total Transactions involving Commissions paid to G.research	2015	0%

During its year ended December 31, 2015, the Fund did not acquire securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days after the date of a purchase. The fee, its manner of calculation, and exceptions to its applicability are discussed in the Fund’s prospectus. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than sixty-days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value of ADR securities at the close of the U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board. Further information on fair valuation is provided in the Fund’s prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings. The Fund’s NAV is calculated on each business day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Fund’s Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed upon shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares by U.S. persons. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

On December 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes of $2,450,968, which are available to reduce future required distributions of net capital gains to shareholders; $151,917 is available through 2018. Capital losses sustained and not used in a taxable year beginning after December 22, 2010 may be carried forward indefinitely to offset income of the Fund in future years. The Fund had a post-effective short term capital loss of $2,299,051 which may be carried forward indefinitely.

Tax Status of the Fund

The Fund has elected to qualify and intends to remain qualified on an annual basis to be taxed as a regulated investment company under Subchapter M of the Code and thereby eliminate or greatly reduce its income tax liability each year. Accordingly, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly-traded partnership; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in securities of one or more qualified publicly traded partnerships. There can be no assurance that the Fund will meet all of the requirements for such qualification each year.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains, if any, that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short term capital gains over net long term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year end to use the Fund’s fiscal year, and (3) all ordinary income and capital gain income for previous years that were not distributed during such years and upon which no tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Qualified dividends from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders at a reduced federal rate of a maximum of 20%. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction. Noncorporate taxpayers in the higher income tax brackets are generally subject to a 3.8% federal tax on their net investment income, which generally includes dividends and net capital gains from an investment in the Fund.

Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long term capital gains over net short term capital losses realized, if any, properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

To the extent that the Fund retains any net long term capital gains, it may designate them as “deemed distributions” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund’s retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Foreign Taxes

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund’s shareholders.

Dispositions

Upon a redemption, sale, or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon the difference between his sales proceeds and his adjusted tax basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and, for noncorporate shareholders, the rate of tax will depend upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of sixty-one days, beginning thirty days before and ending thirty days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long term capital gain, any loss realized on the sale of such shares during such six month period would be a long term capital loss to the extent of such distribution.

Backup Withholding

The Fund generally will be required to withhold U.S. federal income tax currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability, if proper documentation is provided.

Other Taxation

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding federal, state, local, and foreign tax considerations.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA applies: (i) generally with respect to distributions from your Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Fund Investments

Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be “Section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long term and 40% short term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. Section 1092, which applies to certain straddles, may affect the taxation of the Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Short Sales. In connection with short sales by the Fund, the Fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the Fund for U.S. federal income tax purposes. Under these rules a short sale remains open until the Fund (as the short seller) delivers the security to the broker (as the lender) and closes the transaction. Any gain or loss realized by the Fund from closing a short sale will be short term capital gain or loss if on the date of such short sale substantially identical securities have been held by the Fund for less than one year or the Fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The Fund expects to close out all of its short sales with such after-acquired securities. The Fund does not intend, however, to enter into short sales with respect to securities that it holds at the time of entering a short sale.

Special Code provisions applicable to Fund investments, discussed above, may affect the characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

The Fund may make taxable distributions to shareholders during periods in which the value of the Fund’s shares has declined. The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. State, local, and foreign taxes may also apply. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. The Fund may make taxable distributions even during periods in which the share price of the Fund has declined. Tax effects are not the primary consideration of the Fund in making investment decisions. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

DESCRIPTION OF THE FUND’S SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest. Subject to approval by the Trustees of a plan under Rule 18f-3 of the 1940 Act, the Trustees of the Fund may, at any time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. There is currently a single series with a single class of shares designated as AAA.

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware statutory trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund’s shareholders have the right, upon the vote of more than two-thirds of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemptions from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or (ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund will continue indefinitely.

The Fund’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Delaware law, shareholders of such a trust may not be held personally liable as partners for a trust’s obligations.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended December 31, 2015, including the Report of Ernst & Young LLP, are incorporated herein by reference to the Fund’s Annual Report. The Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa.. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

THE GAMCO MATHERS FUND

PART C

OTHER INFORMATION

Item 28.	Exhibits:

(a)(1)	Agreement and Declaration of Trust of the Registrant, dated June 17, 1999, is incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement, as filed with the SEC via EDGAR on July 22, 1999 (Accession No. 0000927405-99-000248) (“Post-Effective Amendment No. 59”).

(a)(2)	Resolutions Authorizing Initial Series of Shares are incorporated by reference to Post-Effective Amendment No. 59.

Certificate of Amendment to Certificate of Trust, dated December 23, 2005 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement, as filed with the SEC via EDGAR on April 28, 2006 (Accession No. 0000935069-06-001236).

(a)(3)	Amended and Restated Agreement and Declaration of Trust, dated August 19, 2009, is incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017900) (“Post-Effective Amendment No. 73”).

(b)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 73.

(c)	Not Applicable.

(d)	Investment Advisory Agreement between the Registrant and GAMCO Asset Management Inc., dated February 26, 2014, is incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 2014 (Accession No. 0001193125-14-172220).

(e)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement, as filed with the SEC via EDGAR on April 27, 2012 (Accession No. 0001193125-12-191556) (“Post-Effective Amendment No. 77”).

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company (“State Street”), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000397) (“Post-Effective Amendment No. 64”).

(h)	Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement as filed with the SEC via EDGAR on September 29, 1999 (Accession No. 0000927405-99-000322) (“Post-Effective Amendment No. 61”).

(i)(1)	Opinion and Consent of Counsel concerning the legality of the securities issued is incorporated by reference to Post-Effective Amendment No. 61.

(i)(2)	Consent of Paul Hastings LLP, Fund counsel, is filed herewith.

(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(2)	Powers of Attorney for Henry Van der Eb, Vincent D. Enright, Anthony R. Pustorino and Anthonie C. van Ekris, dated April 23, 2001, are incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement filed with the SEC via EDGAR on May 1, 2003 (Accession No. 0000935069-03-000561) (“Post-Effective Amendment No. 65”).

(j)(3)	Powers of Attorney for Mario J. Gabelli and Werner J. Roeder, dated April 23, 2001, are incorporated by reference to Post-Effective Amendment No. 64.

(j)(4)	Power of Attorney for E. Val Cerutti, dated December 3, 2001, is incorporated by reference to Post-Effective Amendment No. 65.

(j)(5)	Power of Attorney for M Bruce Adelberg, dated April 12, 2011, is incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement, as filed with the SEC via EDGAR on April 29, 2011 (Accession No. 0000950123-11-041901) (“Post-Effective Amendment No. 75”).

(j)(6)	Power of Attorney for Anthony S. Colavita, dated April 9, 2011, is incorporated by reference to Post-Effective Amendment No. 75.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 77.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc., dated January 21, 2016, is filed herewith.

Item 29.	Persons Controlled by or under Common Control with the Registrant

None.

Item 30.	Indemnification

Section 4.2 of Article IV of Registrant’s Agreement and Declaration of Trust, Section 5 of the Investment Advisory Agreement are hereby incorporated by reference to Exhibits (a) and (d).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, its By-laws, the Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31.	Business and Other Connections of the Investment Adviser

GAMCO Asset Management Inc. (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Money Market Funds, Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., and The TETON Westwood Funds.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1.	Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

2.	BNY Mellon Investment Servicing (US) Inc.

201 Washington Street

Boston, Massachusetts 02108

3.	BNY Global Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

4.	State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

5.	Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GAMCO MATHERS FUND, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 85 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 85 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 29th day of April, 2016.

THE GAMCO MATHERS FUND

BY:	/s/ Bruce N. Alpert
Bruce N. Alpert
Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 85 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mario J. Gabelli*	Chairman of the Board	April 29, 2016
Mario J. Gabelli

Henry G. Van der Eb*	President, Trustee and Chief Executive Officer	April 29, 2016
Henry G. Van der Eb

/s/ Bruce N. Alpert	Executive Vice President	April 29, 2016
Bruce N. Alpert

/s/ Agnes Mullady	Treasurer	April 29, 2016
Agnes Mullady	(Principal Financial and Accounting Officer)

M. Bruce Adelberg*	Trustee	April 29, 2016
M. Bruce Adelberg

E. Val Cerutti*	Trustee	April 29, 2016
E. Val Cerutti

Anthony S. Colavita*	Trustee	April 29, 2016
Anthony S. Colavita

Vincent D. Enright*	Trustee	April 29, 2016
Vincent D. Enright

Anthony R. Pustorino*	Trustee	April 29, 2016
Anthony R. Pustorino

Werner J. Roeder*	Trustee	April 29, 2016
Werner J. Roeder

Anthonie C. van Ekris*	Trustee	April 29, 2016
Anthonie C. van Ekris

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

28(i)(2)	Consent of Paul Hastings LLP, Fund counsel.

28(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

28(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc., dated January 21, 2016.